                           UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                  ----------------------------------

                              FORM 8-K
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: February 28, 2005
             Date of Earliest Event Reported: February 25, 2005


                     The Pep Boys - Manny, Moe & Jack
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         (Exact name of registrant as specified in charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
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      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
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            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       ( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


On February 25, 2005, Robert H. Hotz was elected to the Board of Directors of The Pep Boys - Manny, Moe & Jack (the "Company"), in accordance with the Company's Bylaws, by the unanimous vote of the Board to fill a vacancy created by the retirement of Bernard J. Korman. Mr. Hotz was also appointed to serve on the Audit Committee of the Board.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ Harry F. Yanowitz
                               --------------------------------------
                               Harry F. Yanowitz
                               Chief Financial Officer


Date:  February 28, 2005